AMENDMENT TO
PROMISSORY NOTES

AMENDMENT TO PROMISSORY NOTES (this “Amendment”), dated as of October 25, 2007, by and among EyeTel Imaging, Inc., a Delaware corporation (the “Company”), and each of the other persons and entities listed on the signature pages hereto (the “Holders”), amending those certain Promissory Notes dated October 1, 2007 (the “Notes”), issued by the Company to the Holders. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Notes.

WHEREAS, in connection with a proposed initial public offering of Common Stock of the Company, the parties hereto desire to amend the Notes as set forth below;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

1. Maturity. Section 2(a) of the Notes is hereby amended and restated to read in its entirety as follows:

“(a) the date that is five (5) business days after the closing date of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of the Company’s common stock, par value $.001 per share, for the account of the Company; and”

2. Ratification; References. Except as otherwise modified by this Amendment, the provisions of the Stockholders Agreement shall continue to be and remain in full force and effect, and any reference thereto shall hereafter mean the Stockholders Agreement, as amended hereby.

3. Counterparts. This Amendment may be executed in one or more counterparts (including by facsimile). Each such counterpart shall be deemed an original, and all of such counterparts together shall be one instrument.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York as applied to agreements among New York residents entered into and performed entirely within New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Amended and Restated Stockholders Agreement to be executed as of the date first set forth above.

EYETEL IMAGING, INC.

By: /s/ John C. Garbarino
Print Name: John C. Garbarino
Title: President and Chief Executive Officer

BAIN CAPITAL VENTURE FUND 2001, LP

By: Bain Capital Venture Partners, LP, its
General Partner
By: Bain Capital Venture Investors, LLC,
its General Partner

By: /s/ James J. Nahirny
Name: James J. Nahirny
Title: Managing Director

BROOKSIDE CAPITAL PARTNERS FUND,
L.P.

By: Brookside Capital Investors, L.P., its
General Partner
By: Brookside Capital Management, LLC,
its General Partner

By: /s/ Matt McPherron
Name: Matt McPherron
Title: Managing Director

BCIP ASSOCIATES III, LLC

By: BCIP Associates III, its
sole member and manager
By: Bain Capital Investors, LLC,
their Managing Partner

By: /s/ James J. Nahirny
Name: James J. Nahirny
Title: Managing Director

RGIP, LLC

By: /s/ Alfred O. Rose
Name: Alfred O. Rose
Title: Managing Member

RADIUS VENTURE PARTNERS II, LP

By: Radius Venture Partners II, LLC, its
General Partner

By: /s/ Jordan S. Davis
Name: Jordan S. Davis
Title: Managing Member